Exhibit 99.1

II-VI Incorporated to Acquire Finisar, Creating Transformative Strategic Combination with Leading Positions in Photonics and Compound Semiconductors

•                  Strategic combination expected to drive significant value creation through increased scale, broadened technological base, complementary product roadmaps, and leadership positions in fast-growing markets

•                  $150 million of expected run-rate cost synergies realized within 36 months of close

•                  Transaction expected to drive accretion in Non-GAAP earnings per share for the first full year post close of approximately 10% and more than double that thereafter

•                  II-VI and Finisar to host conference call today at 8:00 AM ET to discuss transaction

PITTSBURGH & SUNNYVALE, Calif., November 9, 2018 (GLOBE NEWSWIRE) — II-VI Incorporated (NASDAQ:IIVI), a global leader in engineered materials and optoelectronic components, and Finisar Corporation (NASDAQ: FNSR), a global technology leader in optical communications, today announced that they have entered into a definitive merger agreement under which II-VI will acquire Finisar in a cash and stock transaction with an equity value of approximately $3.2 billion.

Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, Finisar’s stockholders will receive, on a pro-rated basis, $15.60 per share in cash and 0.2218x shares of II-VI common stock, valued at $10.40 per share based on the closing price of II-VI’s common stock of $46.88 on November 8, 2018. The transaction values Finisar at $26.00 per share, or approximately $3.2 billion in equity value and represents a premium of 37.7% to Finisar’s closing price on November 8, 2018. Finisar shareholders would own approximately 31% of the combined company.

The combination of II-VI and Finisar would unite two innovative, industry leaders with complementary capabilities and cultures to form a formidable industry leading photonics and compound semiconductor company capable of serving the broad set of fast growing markets of communications, consumer electronics, military, industrial processing lasers, automotive semiconductor equipment and life sciences. Together, II-VI and Finisar will employ over 24,000 associates in 70 locations worldwide upon closing of the transaction.

“Disruptive megatrends driven by innovative uses of lasers and other engineered materials present huge growth opportunities for both of our companies,” said Dr. Vincent D. Mattera, Jr., President and CEO, II-VI Incorporated. “In communications, materials processing, consumer electronics and automotive, we expect that the combination with Finisar will allow us to leverage our combined technology and intellectual property in InP, GaAs, SiC, GaN, SiP and diamond to achieve faster time to market, cost and scale. Together, we believe that we will be better strategically positioned to play a strong leadership role in the emerging markets of 5G, 3D sensing, cloud computing, electric and autonomous vehicles, and advanced microelectronics manufacturing.”

Dr. Mattera continued, “We have long admired Finisar and have a great deal of regard for its founders and its talented global team. Our companies both have a long history of focusing on innovation, breakthrough solutions and competitive follow-through by manufacturing high quality products for our customers, and we look forward to welcoming Finisar to the II-VI family and further strengthening our competitive position in the industry.”

“The combination of our state-of-the-art technology platforms, deep customer relationships, great assets and amazing talent will enhance our ability to hit market windows that won’t stay open for long,” said Michael Hurlston, Finisar’s CEO. “This combination will accelerate our collective growth and will take advantage of the technology, products and manufacturing expertise that Finisar has uniquely developed over the course of its 30 year history.”

Mr. Hurlston added, “We are extremely excited to combine Finisar with II-VI and together create a leader in photonics and compound semiconductors across all of the markets we serve. We are confident that the growth potential for the combined company is substantial, and we believe that our respective shareholders will be able to enjoy significant potential for value creation when the transaction is completed.”

Compelling Strategic Rationale

As a combined company, II-VI and Finisar will continue to leverage their leading-edge innovation and commercialization of complex technologies to maximize value through vertical integration and manufacturing scale. The core competencies of the two companies in innovation and manufacturing will complement each other at all levels of the value chain, including in the following strategic areas:

•                  A Stronger Position in Optical Communications: The combined company will provide a full line and scalable supply of high performance Datacom transceivers, products based on coherent transmission technology and ROADM solutions based on more than 30 years of industry leadership. It will market products into next-generation undersea, long-haul and metro networks, hyperscale datacenters and in 5G optical infrastructure.

•                  Compelling Platform for 3D Sensing & LiDAR: The combined optoelectronics technology leadership based on GaAs and InP compound semiconductor laser design platforms, together with one of the world’s largest 6-inch vertically integrated epitaxial growth and device fabrication manufacturing platforms, will enable faster time to market for a greater number of opportunities in 3D sensing and LiDAR.

•                  Combined Capabilities Unlock Access to Larger Markets: The broad portfolio of differentiated engineered materials, including GaAs, InP, SiC, GaN and diamond together with a critical mass of optoelectronic, optical and integrated circuit device design expertise and related intellectual property, will unlock access to larger markets in RF devices for next-generation wireless and military applications, as well as power electronics for electric cars and green energy.

•                  Maximizing Value Creation through Vertical Integration: Deep vertical integration of core technologies ranging from engineered materials to high value-add solutions, enabled by differentiated components, will provide the combined company with a strong foundation to capitalize on a broad range of emerging opportunities while making the overall markets even more competitive.

Driving Enhanced Financial Performance

In addition to the compelling strategic benefits, the combination of II-VI and Finisar will:

•                  Accelerate Revenue Growth: On a pro forma basis, the combined company had approximately $2.5 billion of annual revenue. The combined broad base of talent, technology and manufacturing is expected to enhance the ability to better address near-to medium-term opportunities and accelerate revenue growth.

•                  Provide Significant Synergy Potential: The combined company expects to realize $150 million of run-rate cost synergies within 36 months of closing. Synergies are expected to be achieved from procurement savings, internal supply of materials and components, efficient research and development, consolidation of overlapping costs and sales and marketing efficiencies.

•                  Strengthen Earnings Accretion: The transaction is expected to drive accretion in Non-GAAP earnings per share for the first full year post close of approximately 10% and more than double that thereafter.

Transaction Details

II-VI intends to fund the cash consideration with a combination of cash on hand from the combined companies’ balance sheets and $2 billion in funded debt financing. The transaction is expected to close in the middle of calendar year 2019, subject to approval by each company’s shareholders, antitrust regulatory approvals and other customary closing conditions.

Management and Board of Directors

Upon closing of the transaction, Dr. Mattera will continue to serve as President and CEO of the combined company.

In addition, in connection with the closing of the transaction, three Finisar board members will be appointed to the II-VI Board, which will be expanded to 11 directors.

Advisors

BofA Merrill Lynch served as the exclusive financial advisor to II-VI, and K&L Gates LLP and Sherrard, German and Kelly, P.C. served as legal advisors to II-VI. Barclays served as exclusive financial advisor to Finisar and O’Melveny & Myers LLP served as legal advisor to Finisar.

Webcast Information

The companies will host a conference call at 8:00 AM Eastern Time on Friday, November 9, 2018 to discuss this announcement. Presentation materials for the call are posted on II-VI’s website at https://www.ii-vi.com/. The conference call will be broadcast live over the internet and can be accessed by all interested parties from II-VI’s website at https://www.ii-vi.com/, as well as at https://edge.media-server.com/m6/p/wtsezmep. A replay of the webcast will be available for two weeks following the call.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

About Finisar

Finisar Corporation (NASDAQ: FNSR) is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics and automotive companies. Founded in 1988, Finisar designs products that meet the increasing demands for network bandwidth, data storage and 3D sensing subsystems. The company is headquartered in Sunnyvale, California, USA, with R&D, manufacturing sites, and sales offices worldwide. Visit our website at www.finisar.com.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words.  Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof.  These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements.  Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar to complete the proposed transaction on the anticipated terms and timing or at all, (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals, (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar or their respective directors, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) the triggering of any third party contracts containing consent and/or other similar provisions, (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock, (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction, (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (ix) inherent risks, costs and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies, (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations, (xi) the ability of II-VI and Finisar to retain and hire key personnel, (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified, (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (xiv) economic uncertainty due to monetary or trade policy, political or other issues in the United States or internationally, (xv) any unexpected fluctuations or weakness in the U.S. and global economies, (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation, (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses, (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality, (xix) changes in utilization of II-VI or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels, (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system, and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors.  Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018 and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018 filed with the SEC on June 15, 2018.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction (the “Form S-4”).  While the list of factors discussed above is, and the list of factors to be presented in the Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.  Unlisted factors may present significant additional obstacles to the realization of forward looking statements.  Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar will file relevant materials with the SEC, including a registration statement on Form S-4 filed by II-VI that will include a joint proxy statement of II-VI and Finisar that also constitutes a prospectus of II-VI, and a definitive joint proxy statement/prospectus that will be mailed to shareholders of II-VI and stockholders of Finisar. INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI will be available free of charge within the Investor Relations section of II-VI’s internet website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar will be available free of charge on Finisar’s internet website at http://investor.finisar.com/investor-relations.

Participants in Solicitation

II-VI, Finisar, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of II-VI is set forth in its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 28, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 31, 2017. Information about the directors and executive officers of Finisar is set forth in its Annual Report on Form 10-K for the year ended April 29, 2018, which was filed with the SEC on June 15, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Contact Information

	II-VI	Finisar
Investor Contact	Mary Jane Raymond Chief Financial Officer MaryJane.Raymond@ii-vi.com	Kurt Adzema Chief Financial Officer Investor.relations@finisar.com
Media Contact	Mark Lourie Director of Corporate Communications Mark.Lourie@ii-vi.com

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